Other Income, Net (Tables)	12 Months Ended
Mar. 31, 2023
Other Income and Expenses [Abstract]
Summary of Other Income, Net

	For the year ended March 31,
	2021	2022	2023
	RMB	RMB	RMB
Government grants	15,819	8,608	7,244
Merchant penalty income(1)	12,383	8,598	5,009
Refund from depositary bank (Note 15(3))	12,096	4,058	1,281
Exchange gains/(losses)	5,574	1,214	(8,547)
Gains/(losses) on disposal of property and equipment	1,468	(448)	503
Others	2,545	3,397	1,777
Total	49,885	25,427	7,267

(1) Merchant penalty income represents the penalties charged to the merchants that have quality and/or service issues based on the agreements with the merchants. The Company may use the penalty received from the merchants to settle its users’ complaints. The penalties are therefore recorded in other payables when received and recognized as other income when the Company considers the possibility of the penalty to be paid out is remote.